Supplement dated July 28, 2026

and to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,
each dated April 27, 2026, as supplemented, for:

Apex VUL®
Issued by C.M. Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

•	Effective July 29, 2026, the Vanguard VIF Mid-Cap Index Portfolio will be renamed Vanguard VIF Morningstar Mid-Cap Index Portfolio. All references in the prospectuses to the Vanguard VIF Mid-Cap Index Portfolio will be replaced with Vanguard VIF Morningstar Mid-Cap Index Portfolio.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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